UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place
11701 Luna Road
Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 AND ITEM 7.01. RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

On October 27, 2004, i2 Technologies, Inc. (the “Company”) announced by press release (the “Press Release”) and earnings conference call the Company’s third quarter 2004 financial results. The information contained in the Press Release and the Supplemental Information, which are attached as Exhibit 99.1 and Exhibit 99.2 respectively to this Current Report on Form 8-K, is incorporated by reference herein and is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release

99.2	Supplemental information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: October 29, 2004

By:	/s/ Katy Murray
Katy Murray
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release

99.2	Supplemental information

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